                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2000

                      YAMAHA MOTOR RECEIVABLES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

          DELAWARE                33-72806, 33-94784           33-0592719
          --------                ------------------           ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBERS)            IDENTIFICATION NO.)

                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500



                                 Page 1 of 4
                       Exhibit Index appears on Page 4


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Item 5.  OTHER EVENTS

         Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the MARCH 15, 2000 Distribution Date for the Collection Period ending FEBRUARY 29, 2000. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)

Dated:  March 15, 2000                             By:       Russell Jura
        ------------------------------------           -------------------------
                                                   Name: Russell Jura
                                                   Title:   Assistant Secretary


                                      3

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                             INDEX TO EXHIBITS


EXHIBIT                                                      METHOD OF
NUMBER                          EXHIBIT                        FILING
-------                         -------                      ---------
  5.1          Monthly Servicer's Certificate with         Filed Herewith
               respect to the MARCH 15, 2000
               Distribution Date for the Collection
               Period ending FEBRUARY 29, 2000.


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